                        FIRST AMENDMENT TO LOAN AGREEMENT


                  This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of July 8, 2002, by and among OAKWOOD HOMES CORPORATION, a North Carolina corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and collectively as the "Borrowers"), the Lenders identified on the signature pages hereto (the "Lenders"), and FOOTHILL CAPITAL CORPORATION, in its capacity as agent (the "Agent") for the Lenders,

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and Agent have entered into that certain Loan and Security Agreement dated as of January 22, 2002 (as the same may be further modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make loans and other financial accommodations to the Borrowers from time to time; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders increase the sublimit applicable to Letters of Credit pursuant to
Section 2.12(a)(ii) to $60,000,000, and the Agent and the Lenders have agreed to the requested amendment on the terms and conditions set forth herein; and

                  NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

         1. Amendment to Section 2.6 of the Loan Agreement. Section 2.6 of the Loan Agreement, "Interest Rates and Letter of Credit Fee; Rates, Payments and Calculations" is hereby modified and amended by deleting subsection 2.6(c)(ii) thereof in its entirety and inserting the following in substitution thereof:

                  "(ii) the Letter of Credit fee provided for above shall be increased to 5 percentage points above the per annum rate otherwise applicable hereunder."

         2. Amendment to Section 2.7 of the Loan Agreement. Section 2.7 of the Loan Agreement, "Cash Management" is hereby modified and amended by deleting subsection 2.7(b) thereof in its entirety and inserting the following in substitution thereof:

                  "(b) Borrowers shall cause each Cash Management Bank to establish and maintain Cash Management Agreements with Agent and Borrowers, in form and substance acceptable to Agent. Except for the Depository Account Agreement, each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank

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has no rights of setoff or recoupment or any other claim against the applicable
Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) upon instruction from Agent, such Cash Management Bank shall immediately forward by daily sweep all amounts in the applicable Cash Management Account to the Agent's Account. At the election of Agent in its reasonable discretion, Agent may direct Borrowers and a Cash Management Bank to, and Borrowers agree to, cause a sweep of all amounts in such Cash Management Accounts into Agent's Account if, (A) as of any date of determination there are outstanding Advances and Borrowing Base Availability is less than $20,000,000, (B) there are Advances outstanding for more than 5 consecutive Business Days, or (C) any Event of Default exists. Any funds swept to the Agent's Account pursuant to clauses (A) and (B) of the previous sentence shall be applied to repay the outstanding Advances with any excess refunded to Borrowers, and any funds swept to Agent's Account pursuant to clause (C) of the previous sentence shall be applied to Borrowers' Obligations or refunded to Borrowers as set forth in Section 2.4."

         3. Amendment to Section 2.12 of the Loan Agreement. Section 2.12 of the Loan Agreement, "Letters of Credit" is hereby modified and amended by deleting the reference to "$45,000,000" in subsection 2.12(a)(ii) thereof in its entirety and inserting "$60,000,000" in substitution thereof.

         4. Amendment to Section 4.6 of the Loan Agreement. Section 4.6 of the Loan Agreement, "Right to Inspect" is hereby modified and amended by deleting subsection 4.6 thereof in its entirety and inserting the following in substitution thereof:

                  "4.6 Right to Inspect. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral, provided, any Lender may accompany Agent or its representatives during any examination or audit, with the costs thereof reimbursed to such Lender on the same basis as Agent. Borrowers acknowledge that Agent shall have the right to
(a) conduct updated Inventory appraisals at such times as Agent determines in its sole discretion, (b) engage Douglas Guardian, or any other acceptable firm, to perform test counts of the Inventory for not less than 100% of Borrowers' inventory locations during a 12 month period, with at least 5% of Borrowers' "sales centers" tested each month, (c) require appraisals or evaluations as deemed necessary by Agent, and (d) require audits at such times as Agent determines in its sole discretion, in each case at Borrowers' expense."

         5. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the

                                       2
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Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or any Lenders' claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

         6. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received all of the following:

                  (a) payment of an Agent's amendment fee from the Borrower in the amount of $25,000 (it being understood that, by execution and delivery of this Amendment, Borrower authorizes Agent to charge Borrower's Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan Agreement) payable to the Agent for its sole benefit;

                  (b) payment of a Lenders' amendment fee from the Borrower in the amount of $50,000 (it being understood that, by execution and delivery of this Amendment, Borrower authorizes Agent to charge Borrower's Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan Agreement) which shall be for the benefit of the Lenders in accordance with each Lender's Pro Rata Share;

                  (c) fully executed and delivered counterparts of this Amendment by the Borrowers, Lenders and Agent;

                  (d) such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require.

         7. Representations and Warranties of Borrowers. Each Borrower represents and warrants to the Agent and the Lenders as follows:

                  (a) Each Borrower is a corporation, limited liability company, or limited partnership organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction indicated on the signature pages hereto and in all other jurisdictions in which the failure to be so qualified reasonably could be expected to constitute a Material Adverse Change;

                  (b) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate, limited liability company, or partnership authority, have been duly authorized by all necessary corporate, limited liability company, or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;

                  (c) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;

                  (d) This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

                  (e) No Default or Event of Default is existing.

         8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         9. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         10. Costs, Expenses and Taxes. Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

         11. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

         12. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

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               [THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.


                                            BORROWERS:
                                            OAKWOOD HOMES CORPORATION,
                                            a North Carolina corporation

                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Executive Vice President



                                            OAKWOOD ACCEPTANCE CORPORATION, LLC,
                                            a Delaware limited liability company


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                                            OAKWOOD SHARED SERVICES, LLC,
                                            a Delaware limited liability company


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                                            OAKWOOD MOBILE HOMES, INC.,
                                            a North Carolina corporation


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                        FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 1


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                                            CREST CAPITAL LLC, a Nevada limited
                                            liability company


                                            /s/ Monte L. Miller
                                            ------------------------------------
                                            By:  Monte L. Miller
                                            Its: President


                                            FSI FINANCIAL SERVICES, INC.,
                                            a Michigan corporation


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President


                                            TRI-STATE INSURANCE AGENCY, INC.,
                                            a Michigan corporation


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President


                                            HBOS MANUFACTURING, LP,
                                            a Delaware limited partnership

                                                By:  Oakwood Mobile Homes, Inc.,
                                                     Its General partner


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                        FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 2


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                                            PREFERRED HOUSING SERVICES, LP, a
                                            Delaware limited partnership

                                                By:  Oakwood Mobile Homes, Inc.,
                                                     Its General partner


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                                            NEW DIMENSION HOMES, INC.,
                                            a Delaware corporation


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                                            GOLDEN WEST LEASING, LLC,
                                            a Nevada limited liability company

                                            /s/ Monte L. Miller
                                            ------------------------------------
                                            By:  Monte L. Miller
                                            Its: President



                                            DREAMSTREET COMPANY, LLC,
                                            a Delaware limited liability company


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President




                        FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 3

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                                            HOME SERVICE CONTRACT, INC., a
                                            Michigan corporation


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President



                                            SUBURBAN HOME SALES, INC., a
                                            Michigan corporation


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            By: Robert A. Smith
                                            Its: Vice President








                        FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 4

                                            AGENT:

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation, as Agent

                                            /s/ Renee D. Lefebvre
                                            ------------------------------------
                                            By: Renee D. Lefebvre
                                            Title: VP


                                            LENDERS:

                                            FOOTHILL CAPITAL CORPORATION,
                                            as Lender and Issuing Bank


                                            /s/ Renee D. Lefebvre
                                            ------------------------------------
                                            By: Renee D. Lefebvre
                                            Title: VP


                                            TEXTRON FINANCIAL CORPORATION,
                                            as Lender

                                            /s/ Jerrold K. Brown
                                            ------------------------------------
                                            By: Jerrold K. Brown
                                            Title: Senior Vice President



                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            as Lender

                                            /s/ Dominick A. Varipapa
                                            ------------------------------------
                                            By: Dominick A. Varipapa
                                            Title: Assistant Vice President



                        FIRST AMENDMENT TO LOAN AGREEMENT
                                Signature Page 5